                                                                    EXHIBIT 10.8

================================================================================

                            ADMINISTRATION AGREEMENT

                                      AMONG

                       VOLKSWAGEN AUTO LEASE TRUST 2005-A,
                                    AS ISSUER

                                VW CREDIT, INC.,
                                AS ADMINISTRATOR

                                       AND

                           JPMORGAN CHASE BANK, N.A.,
                              AS INDENTURE TRUSTEE

                            DATED AS OF MARCH 3, 2005

================================================================================

                                TABLE OF CONTENTS

                                                                                   PAGE
1.   Duties of the Administrator..................................................   1

2.   Records......................................................................   2

3.   Compensation; Payment of Fees and Expenses...................................   3

4.   Independence of the Administrator............................................   4

5.   No Joint Venture.............................................................   4

6.   Other Activities of the Administrator........................................   4

7.   Representations and Warranties of the Administrator..........................   4

8.   Administrator Replacement Events; Termination of the Administrator...........   5

9.   Action upon Termination or Removal...........................................   7

10.  Liens........................................................................   7

11.  Notices......................................................................   7

12.  Amendments...................................................................   8

13.  Governing Law; Submission to Jurisdiction....................................   9

14.  Headings.....................................................................  10

15.  Counterparts.................................................................  10

16.  Severability of Provisions...................................................  10

17.  Not Applicable to VCI in Other Capacities....................................  10

18.  Benefits of the Administration Agreement.....................................  10

19.  Assignment..................................................................   10

20.  Nonpetition Covenant.........................................................  11

21.  Limitation of Liability......................................................  11

22.  Each SUBI Separate; Assignees of SUBI........................................  11

      THIS ADMINISTRATION AGREEMENT (this "Agreement") dated as of March 3, 2005, is between VOLKSWAGEN AUTO LEASE TRUST 2005-A, a Delaware statutory trust (the "Issuer"), VW CREDIT, Inc., a Delaware corporation, as administrator ("VCI" or in its capacity as administrator, the "Administrator"), and JPMORGAN CHASE BANK, N.A., a national banking association, as indenture trustee (the "Indenture Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in Appendix A to the Indenture dated as of March 3, 2005 (the "Indenture") by and between the Issuer and the Indenture Trustee.

                              W I T N E S S E T H :

      WHEREAS, the Issuer has issued the Notes pursuant to the Indenture and the Certificates pursuant to the Trust Agreement and has entered into or is subject to certain agreements in connection therewith, including, (i) the SUBI Transfer Agreement, (ii) the Indenture, (iii) the Depository Agreement, and (iv) the Trust Agreement (each of the agreements referred to in clauses (i) through (iv) are referred to herein collectively as the "Issuer Documents");

      WHEREAS, to secure payment of the Notes, the Issuer has pledged the Collateral to the Indenture Trustee pursuant to the Indenture;

      WHEREAS, pursuant to the Issuer Documents, the Issuer is required to perform certain duties;

      WHEREAS, the Issuer desires to have the Administrator perform certain of the duties of the Issuer, and to provide such additional services consistent with this Agreement and the Issuer Documents as the Issuer may from time to time request;

      WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer on the terms set forth herein;

      NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1.    Duties of the Administrator.

            (a) Duties with Respect to the Issuer Documents. The Administrator shall perform all of its duties as Administrator under this Agreement and the Issuer Documents and the duties and obligations of the Issuer and the Owner Trustee (in its capacity as owner trustee) under the Issuer Documents; provided, however, except as otherwise provided in the Issuer Documents, that the Administrator shall have no obligation to make any payment required to be made by the Issuer under any Issuer Document. In addition, the Administrator shall consult with the Issuer and the Owner Trustee regarding its duties and obligations under the Issuer Documents. The Administrator shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Issuer and the Owner Trustee when action is necessary to comply with the Issuer's and the Owner Trustee's duties and obligations under the Issuer Documents. The Administrator shall perform such calculations, and shall prepare for execution by the Issuer or the Owner

                                            VALT 2005-A Administration Agreement

      Trustee or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee (in its capacity as owner trustee) to prepare, file or deliver pursuant to the Issuer Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee (in its capacity as owner trustee) to take pursuant to the Issuer Documents, and shall prepare and execute on behalf of the Issuer or the Owner Trustee all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Issuer Documents or otherwise by law.

            (b) No Action by Administrator. Notwithstanding anything to the contrary in the Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Issuer directs the Administrator not to take nor which would result in a violation or breach of the Issuer's covenants, agreements or obligations under any of the Issuer Documents.

            (c) Non-Ministerial Matters; Exceptions to Administrator Duties.

                  (i) Notwithstanding anything to the contrary in this
            Agreement, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                  (A) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

                  (B) the appointment of successor Note Registrars, successor
            Paying Agents, successor Indenture Trustees, successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, the Paying Agent or the Indenture Trustee of its obligations under the Indenture; and

                  (C) the removal of the Indenture Trustee.


                  (ii) Notwithstanding anything to the contrary in this
            Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Transaction Documents, (y) except as provided in the Transaction Documents, sell the Trust Estate or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.


      2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection upon reasonable written request by the Issuer, the Transferor and the Indenture Trustee at any time during normal business hours.

                                            VALT 2005-A Administration Agreement

      3.    Compensation; Payment of Fees and Expenses.

            (a) Administration Fee. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive the Administration Fee in accordance with Section 8.4 of the Indenture. The Administrator shall pay all expenses incurred by it in connection with its activities hereunder.

            (b) Compensation and Indemnification under the Transaction Documents. The Administrator shall:

                  (i) pay to the Indenture Trustee and any separate trustee or co-trustee appointed pursuant to Section 6.10 of the Indenture (a "Separate Trustee") from time to time such compensation as the Issuer, the Administrator and the Indenture Trustee shall from time to time agree in writing for services rendered under the Indenture (which compensation shall not be limited by any law on compensation of a trustee of an express trust);

                  (ii) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee and any Separate Trustee for all reasonable expenses, disbursements and advances reasonably incurred in connection with the performance of their duties under the Indenture;

                  (iii) indemnify the Indenture Trustee and any Separate
            Trustee, in their respective individual capacities and as trustees, and their successors, assigns, directors, officers, employees and agents in accordance with Section 6.7 of the Indenture;

                  (iv) defend any claim for which the Indenture Trustee or any
            Separate Trustee seeks indemnity and pay the fees and expenses of separate counsel of the Indenture Trustee or any Separate Trustee related to such defense;

                  (v) pay to the Owner Trustee from time to time compensation for all services rendered by the Owner Trustee under the Trust Agreement in accordance with a Fee Letter between the Administrator and the Owner Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (vi) reimburse the Owner Trustee upon its request for all
            reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including the reasonable compensation, expenses and disbursements of such agents and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties under the Trust Agreement), except any such expense that may be attributable to the Owner Trustee's willful misconduct, gross negligence or bad faith; and

                                            VALT 2005-A Administration Agreement

                  (vii) indemnify the Owner Trustee in its individual capacity and as trustee and its successors, assigns, directors, officers, employees and agents in accordance with Section 8.2 of the Trust Agreement;

            provided that, notwithstanding anything to the contrary contained herein or in any other Transaction Document, clauses (i) through
            (vii) above shall survive the termination of this Agreement.

      4. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or to represent the Issuer in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of the Issuer.

      5. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

      6. Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

      7. Representations and Warranties of the Administrator. The Administrator represents and warrants to the Issuer and the Indenture Trustee as follows:

            (a) Existence and Power. The Administrator is a corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, all power and authority to carry on its business as now conducted. The Administrator has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents.

            (b) Authorization and No Contravention. The execution, delivery and performance by the Administrator of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary action on the part of the Administrator and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Administrator's ability to perform its obligations under, the Transaction Documents)

                                            VALT 2005-A Administration Agreement

            (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Administrator of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents.

            (d) Binding Effect. Each Transaction Document to which the Administrator is a party constitutes the legal, valid and binding obligation of the Administrator enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

      8.    Administrator Replacement Events; Termination of the Administrator.

            (a) Subject to clauses (d) and (e) below, the Administrator may resign its duties hereunder by providing the Issuer with at least sixty
      (60) days' prior written notice.

            (b) Subject to clauses (d) and (e) below, the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty (60) days' prior written notice.

            (c) The occurrence of any one of the following events (each, an "Administrator Replacement Event") shall also entitle the Issuer, subject to Section 19 hereof, to terminate and replace the Administrator:


                  (i) any failure by the Administrator to deliver or cause to be delivered any required payment to the Indenture Trustee for distribution to the Noteholders, which failure continues unremedied for ten business days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate principal amount of the Outstanding Notes, voting together as a single class;



                  (ii) any failure by the Administrator to duly observe or
            perform in any material respect any other of its covenants or agreements in this Agreement, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate principal amount of the Outstanding Notes, voting together as a single class;


                  (iii) any representation or warranty of the Administrator made in any Transaction Document to which the Administrator is a party or by which it is

                                            VALT 2005-A Administration Agreement
            bound or any certificate delivered pursuant to this Agreement proves to have been incorrect in any material respect when made, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which failure continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate principal amount of the Outstanding Notes, voting together as a single class (it being understood that any repurchase of a Unit by VCI pursuant to Section
            2.3 of the SUBI Sale Agreement shall be deemed to remedy any incorrect representation or warranty with respect to such Unit); or

                  (iv) the Administrator suffers a Bankruptcy Event;

            provided, however, that a delay in or failure of performance referred to under clauses (i), (ii) or (iii) above for a period of 150 days will not constitute an Administrator Replacement Event if such delay or failure was caused by force majeure or other similar occurrence.

            (d) If an Administrator Replacement Event shall have occurred, the Issuer may, subject to Section 19 hereof, by notice given to the Administrator and the Owner Trustee, terminate all or a portion of the rights and powers of the Administrator under this Agreement, including the rights of the Administrator to receive the annual fee for services hereunder for all periods following such termination; provided, however, that such termination shall not become effective until such time as the Issuer, subject to Section 19 hereof, shall have appointed a successor Administrator in the manner set forth below. Upon any such termination, all rights, powers, duties and responsibilities of the Administrator under this Agreement shall vest in and be assumed by any successor Administrator appointed by the Issuer, subject to Section 19 hereof, pursuant to a management agreement between the Issuer and such successor Administrator, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor Administrator), and the successor Administrator is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Further, in such event, the Administrator shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the administration of the Issuer to the new Administrator.

            (e) The Issuer, subject to Section 19 hereof, may waive in writing any Administrator Replacement Event by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past Administrator Replacement Event, such Administrator Replacement Event shall cease to exist, and any Administrator Replacement Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Administrator Replacement Event or impair any right consequent thereon.

                                            VALT 2005-A Administration Agreement

      9. Action upon Termination or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8, or the removal of the Administrator pursuant to Section 8, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination or removal.

      10. Liens. The Administrator will not directly or indirectly create, allow or suffer to exist any Lien on the Collateral other than Permitted Liens.

      11. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                  (a) if to the Administrator, to:

                      VW Credit, Inc.
                      3800 Hamlin Road
                      Auburn Hills, Michigan 48326
                      Attention:  General Counsel
                      Telephone:  (248) 754-5000
                      Facsimile:   (248) 754-5360

                      with a copy to:

                      Mayer, Brown, Rowe & Maw LLP
                      190 South LaSalle Street
                      Chicago, Illinois 60603
                      Attention: Stuart M. Litwin
                      Facsimile: (312) 701-7711
                      Confirmation No.: (312) 701-7373

                  (b) if to the Issuer, to:

                      Volkswagen Auto Lease Trust 2005-A
                      c/o The Bank of New York
                      Corporate Trust Division
                      101 Barclay Street FL 8W
                      New York, New York 10286
                      Attention:  Corporate Trust Division
                      Telephone:  (212) 815-6435
                      Facsimile:  (212) 815-3883

                      with a copy to the Corporate Trust Office, and

                                            VALT 2005-A Administration Agreement
                      with a copy to:

                      Mayer, Brown, Rowe & Maw LLP
                      190 South LaSalle Street
                      Chicago, Illinois 60603
                      Attention: Stuart M. Litwin
                      Facsimile: (312) 701-7711
                      Confirmation No.: (312) 701-7373

                  (c) if to the Owner Trustee, to:

                      The Bank of New York (Delaware)
                      c/o The Bank of New York
                      101 Barclay Street FL 8W
                      New York, New York 10286
                      Attention:  Corporate Trust Department
                      Telephone:  (212) 815-6435
                      Facsimile:  (212) 815-3883

                      with a copy to the Corporate Trust Office

                  (d) if to the Indenture Trustee, to:

                      JPMorgan Chase Bank, N.A.
                      4 New York Plaza, 6th Floor
                      New York, New York 10004
                      Attention:  Global Debt-Structure Finance Admin.
                      Telephone:  (212) 623-5376
                      Facsimile:  (212) 623-5932

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid or hand-delivered to the address of such party as provided above.

      12.   Amendments.


            (a) Any term or provision of this Agreement may be amended by the Administrator without the consent of the Indenture Trustee, any Noteholder or the Issuer; provided that (i) any amendment that materially and adversely affects the interests of the Noteholders shall require the consent of Noteholders evidencing not less than a majority of the aggregate outstanding principal amount of the Outstanding Notes, voting as a single class, (ii) any amendment that materially and adversely affects the interests of the Certificateholders, the Indenture Trustee or the Owner Trustee shall require the prior written consent of the Persons whose interests are materially and adversely affected. An amendment shall be deemed not to materially and


                                            VALT 2005-A Administration Agreement
      adversely affect the interests of the Noteholders if the Rating Agency Condition is satisfied with respect to such amendment. The consent of the Certificateholders or the Issuer shall be deemed to have been given if the Servicer does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given.

            (b) It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

            (c) Notwithstanding anything herein to the contrary, any term or provision of this Agreement may be amended by the parties hereto without the consent of any of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

            (d) Prior to the execution of any amendment to this Agreement, the Administrator shall provide each Rating Agency with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this Agreement, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Issuer, the Owner Trustee, and the Indenture Trustee.

            (e) Prior to the execution of any amendment to this Agreement, the Issuer, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement.

      13.   Governing Law; Submission to Jurisdiction.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            (b) Each of the parties hereto hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York,

                                            VALT 2005-A Administration Agreement
            the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be
            brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11 of this Agreement; and


                  (iv) agrees that nothing herein shall affect the right to
            effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.



      14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.


      15. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      16. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      17. Not Applicable to VCI in Other Capacities. Nothing in this Agreement shall affect any obligation VCI may have in any other capacity.

      18. Benefits of the Administration Agreement. Nothing in this Agreement, expressed or implied, shall give to any Person other than the parties hereto and their successors hereunder, the Owner Trustee, any separate trustee or co-trustee appointed under the Indenture and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Agreement. For the avoidance of doubt, the Owner Trustee is a third party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

      19. Assignment. Each party hereto hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer's rights under this Agreement. In addition, the Administrator hereby acknowledges and agrees that for so long as any Notes are outstanding, the Indenture Trustee will have the right to exercise all

                                            VALT 2005-A Administration Agreement
waivers and consents, rights, remedies, powers, privileges and claims of the Issuer under this Agreement.

      20. Nonpetition Covenant. With respect to each Bankruptcy Remote Party, each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Financing (i) no party hereto shall authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all obligations under each Financing, it will not institute against, or join any other Person in instituting against, any Bankruptcy Remote Party an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any State of the United States.

      21. Limitation of Liability. Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by The Bank of New York (Delaware), not in its individual capacity but solely as Owner Trustee, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer. Under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

      22. Each SUBI Separate; Assignees of SUBI. Each party hereto acknowledges and agrees (and each holder or pledgee of the Transaction SUBI, by virtue of its acceptance of such Transaction SUBI or pledge thereof, acknowledges and agrees) that (a) the Transaction SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Transaction SUBI or the Transaction SUBI Portfolio shall be enforceable against the Transaction SUBI Portfolio only and not against any Transaction SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any Other

                                            VALT 2005-A Administration Agreement

SUBI, any Other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such Other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against the Transaction SUBI or any Other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Transaction SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Transaction SUBI in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Transaction SUBI or the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any Other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Transaction SUBI or any SUBI Assets other than the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the Transaction SUBI and (e) any purchaser, assignee or pledgee of an interest in the Transaction SUBI or the Transaction SUBI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any Other SUBI or Other SUBI Certificate, to release all claims to the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio.

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                                            VALT 2005-A Administration Agreement

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                     VOLKSWAGEN AUTO LEASE TRUST 2005-A

                                     By: The Bank of New York (Delaware), not
                                      in its individual capacity but solely as
                                     Owner Trustee

                                     By: _____________________________
                                     Name:
                                     Title:

                                            VALT 2005-A Administration Agreement

                                     VW CREDIT, INC., as Administrator

                                     By: _____________________________
                                     Name:
                                     Title:

                                     By: _____________________________
                                     Name:
                                     Title:

                                            VALT 2005-A Administration Agreement

                                     JPMORGAN CHASE BANK, N.A., as Indenture
                                     Trustee

                                     By: ___________________________________
                                     Name:
                                     Title:

                                            VALT 2005-A Administration Agreement
                                       S-3